Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, James J. Jacobs, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Houston American Energy Corp. on Form 10-Q for the quarterly period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Houston American Energy Corp.


                                   By: /s/ James J. Jacobs
                                   Name: James J. Jacobs
                                   Title: Chief Financial Officer
                                   Dated: May 12, 2008